   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2000
                                                      REGISTRATION NO. 333-95313
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          GELTEX PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                           04-3136767
          (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

             MARK SKALETSKY, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          GELTEX PHARMACEUTICALS, INC.
                               153 SECOND AVENUE
                          WALTHAM, MASSACHUSETTS 02451
                                 (781) 290-5888
      (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                                    COPY TO:
                            LEWIS J. GEFFEN, ESQUIRE
              MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111
                                 (617) 542-6000

                           -------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practical after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), SHALL DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Amendment No. 1 ("Amendment No. 1") to the Registration Statement on Form S-3 (File No. 333-95313)(the "Registration Statement") contains only certain exhibits which had previously been designated in the list of Exhibits of
Item 16 of Part II of such Registration Statement as to be filed by amendment. This Amendment No. 1 contains all such exhibits.

                                    PART II

ITEM 16.

     The following exhibits are filed as part of this Amendment No. 1:

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  4.1*    Restated Certificate of Incorporation of the Registrant
          (previously filed as Exhibit 3.1 to the Registrant's
          Registration Statement on Form S-3, File No. 333-45151, and
          incorporated herein by reference).
  4.2*    Amended and Restated By-laws of the Registrant (previously filed as Exhibit 3.3 to the Registrant's Annual Report on
          Form 10-K for the year ended December 31, 1998, and
          incorporated herein by reference).
  4.3*    Form of Common Stock Certificate (previously filed as
          Exhibit 4.1 to the Registrant's Registration Statement on
          Form S-1, File No. 33-97322, and incorporated herein by
          reference).
  5.1*    Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
          P.C., with respect to the legality of the securities being registered.
 10.1**   GT 102-279 Collaboration Agreement dated as of December 23,
          1999 by and between Sankyo Pharma, Inc. and the Registrant.#
 10.2**   Collaboration Agreement dated as of December 23, 1999 by and between Sankyo Pharma, Inc. and the Registrant.#
 23.1*    Consent of Ernst & Young LLP.
 23.2*    Consent of PricewaterhouseCoopers LLP.
 23.3*    Consent of Deloitte & Touche LLP.
 23.4*    Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
          P.C. (included in Exhibit 5.1).
 24*      Power of Attorney (filed in Part II of this Registration
          Statement).

-------------------------

 * Filed previously.

** Filed herewith.

 # Certain confidential material contained in Exhibit 10.1 and 10.2 has been omitted pursuant to a confidential treatment request filed separately with the SEC.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Waltham, Commonwealth of Massachusetts, on February 24, 2000.


                                          GELTEX PHARMACEUTICALS, INC.

                                          By: /s/ MARK SKALETSKY
                                            ------------------------------------
                                              Mark Skaletsky
                                              President and Chief Executive
                                              Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                   TITLE                    DATE
                     ---------                                   -----                    ----
                /s/ MARK SKALETSKY                   President and Chief Executive  February 24, 2000
---------------------------------------------------    Officer (principal
                  Mark Skaletsky                       executive officer)

                         *                           Vice President,                February 24, 2000
---------------------------------------------------    Administration and Finance
               Paul J. Mellett, Jr.                    (principal financial and
                                                       accounting officer)

                         *                           Chairman of the Board          February 24, 2000
---------------------------------------------------
                 Robert Carpenter

                         *                           Director                       February 24, 2000
---------------------------------------------------
                 J. Richard Crout

                         *                           Director                       February 24, 2000
---------------------------------------------------
                   Henri Termeer

                         *                           Director                       February 24, 2000
---------------------------------------------------
                    Jesse Treu

              *By: /s/ MARK SKALETSKY
   ---------------------------------------------
                  Mark Skaletsky
                 Attorney-in-Fact

                             GELTEX PHARMACEUTICALS

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  4.1*    Restated Certificate of Incorporation of the Registrant
          (previously filed as Exhibit 3.1 to the Registrant's
          Registration Statement on Form S-3, File No. 333-45151, and
          incorporated herein by reference).
  4.2*    Amended and Restated By-laws of the Registrant (previously filed as Exhibit 3.3 to the Registrant's Annual Report on
          Form 10-K for the year ended December 31, 1998, and
          incorporated herein by reference).
  4.3*    Form of Common Stock Certificate (previously filed as
          Exhibit 4.1 to the Registrant's Registration Statement on
          Form S-1, File No. 33-97322, and incorporated herein by
          reference).
  5.1*    Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
          P.C., with respect to the legality of the securities being registered.
 10.1**   GT 102-279 Collaboration Agreement dated as of December 23,
          1999 by and between Sankyo Pharma, Inc. and the Registrant.#
 10.2**   Collaboration Agreement dated as of December 23, 1999 by and between Sankyo Pharma, Inc. and the Registrant.#
 23.1*    Consent of Ernst & Young LLP.
 23.2*    Consent of PricewaterhouseCoopers LLP.
 23.3*    Consent of Deloitte & Touche LLP.
 23.4*    Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
          P.C. (included in Exhibit 5.1).
 24*      Power of Attorney (filed in Part II of this Registration
          Statement).

-------------------------

 * Filed previously.

** Filed herewith.

 # Certain confidential material contained in Exhibit 10.1 and 10.2 has been omitted pursuant to a confidential treatment request filed separately with the SEC.